UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2021

Cardtronics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2050 W. Sam Houston Parkway South, Suite 1300, Houston, Texas 77042
(Address of principal executive offices and Zip Code)

(832) 308-4000
(Registrant’s telephone number, including area code)

 Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	CATM	The NASDAQ Stock Market LLC

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on January 25, 2021, Cardtronics plc, a public limited company incorporated under the laws of England and Wales (the “Company” or “Cardtronics”), entered into an Acquisition Agreement (the “Acquisition Agreement”) with NCR Corporation, a Maryland corporation (“NCR”), and, solely for purposes of Section 8.2, Section 8.4 and Article IX of the Acquisition Agreement, Cardtronics USA, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Company Sub”), pursuant to which NCR agreed to acquire the Company by means of a court-sanctioned scheme of arrangement under Part 26 of the U.K. Companies Act of 2006 (the “Scheme”) for $39.00 per share (the “Per Share Consideration”), subject to the terms and conditions of the Acquisition Agreement (such transaction, the “Acquisition”).

On February 16, 2021, the Company filed with the Securities and Exchange Commission (the “SEC”) its revised preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) and on March 30, 2021, the Company filed its definitive proxy statement of Schedule 14A relating to the court meeting and general meeting of the shareholders of the Company scheduled to be held on May 7, 2021 (the “Definitive Proxy Statement”) to, among other things, vote on a proposal to adopt the Acquisition Agreement.

On April 20, 2021 and April 26, 2021, two purported shareholders of Cardtronics filed lawsuits in the United States District Court for the Southern District of New York and the United States District Court for the Eastern District of New York, respectively, captioned Lhamon v. Cardtronics plc, et al., Case No. 1:21-cv-03448 (S.D.N.Y.) (the “Lhamon Action”) and Schoenhoff v. Cardtronics plc, et al., No. 1:21-cv-02282 (E.D.N.Y.) (the “Schoenhoff Action,” and together with the Lhamon Action, the “Stockholder Actions”). The Stockholder Actions name Cardtronics and certain members of its board of directors as defendants, and assert claims against the defendants under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated under the Exchange Act. The Stockholder Actions allege, among other things, that the Definitive Proxy Statement is false and misleading and/or omits material information concerning the transactions contemplated by the Acquisition Agreement in violation of Sections 14(a) and 20(a) of the Exchange Act. The Stockholder Actions seek, among other things, to enjoin the defendants from consummating the Acquisition, rescissory damages should the Acquisition not be enjoined, and an award of ‘attorneys’ and ‘experts’ fees.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with information contained in the Definitive Proxy Statement, the information contained herein shall be deemed to supersede the information contained in the Definitive Proxy Statement. The Company denies the allegations in the complaints relating to the Stockholder Action and denies any alleged violations of law or any legal or equitable duty.

1.	The section of the Definitive Proxy Statement entitled “The Acquisition—Background of the Acquisition” is amended and supplemented as follows:

A.	The following disclosure is hereby added as one new paragraph following the third paragraph on page 47 of the Definitive Proxy Statement (with new text in bold and underlined):

Each of the non-disclosure agreements entered into by the Company in connection with a potential transaction included a standstill provision, which included “don’t ask, don’t waive” language, but, in each case, such standstill was of no further force and effect as of the Company’s execution of the Acquisition Agreement with AGM on December 15, 2020.

2.	The section of the Definitive Proxy Statement entitled “The Acquisition—Opinion of Goldman Sachs & Co. LLC” is amended and supplemented as follows:

A.	The disclosure in the second paragraph under the heading “Implied Premia and Multiples” on page 59 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined):

In addition, Goldman Sachs calculated an implied equity value of the Company by multiplying the $39.00 in cash per Share by the total number of fully diluted Shares outstanding as of January 21, 2021 of 46.59 million, calculated using information provided by the Company’s management and the treasury stock method. Goldman Sachs then calculated an implied enterprise value of the Company by adding to the implied equity value it calculated as described above, the Company’s estimated net debt (defined for this purpose as the Company’s debt less cash, including the value of non-controlling interest, and which we refer to as “Net Debt”) as of December 31, 2020, as reflected in the December 2020 Projections.

B.	The disclosure in the third paragraph under the heading “Illustrative Discounted Cash Flow Analysis” on page 60 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined):

Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it calculated for the unlevered free cash flow and illustrative terminal values, as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived the Company’s Net Debt as of December 31, 2020, as reflected in the December 2020 Projections to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values by the implied total number of fully diluted Shares as of January 21, 2021 ranging from 46.48 million to 46.58 million, based on the derived range of illustrative equity values, and calculated using information provided by management and the treasury stock method, to derive a range of illustrative present values per Share of $29.01 to $38.21.

C.	The disclosure in the fourth paragraph under the heading “Selected Precedent Transactions Analysis” on page 61 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined):

Based on the results of the foregoing calculations and Goldman Sachs’ analyses of the various transactions and its professional judgment and experience, Goldman Sachs applied a reference range of enterprise value to LTM EBITDA multiples of 3.5x to 12.7x to the Company’s estimated Adjusted EBITDA for the Company’s fiscal year 2020, as reflected in the December 2020 Projections, to derive a range of implied enterprise values for the Company. Goldman Sachs subtracted from this range of implied enterprise values the Company’s Net Debt as of December 31, 2020, as reflected in the December 2020 Projections, and divided the result by the implied total number of fully diluted Shares outstanding as of January 21, 2021 of 46.36 million at 3.5x and 46.71 million at 12.7x, based on the derived range of illustrative equity values, and calculated using information provided by management and the treasury stock method, to derive a range of implied values per Share of $7.11 to $59.86.

Additional Information and Where to Find It

This Form 8-K may be deemed solicitation material in respect of the proposed acquisition of Cardtronics by NCR Corporation (“NCR”). This Form 8-K does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Cardtronics has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement regarding the proposed transaction on March 30, 2021 (the “Definitive Proxy Statement”), and Cardtronics commenced mailing the Definitive Proxy Statement to its shareholders on or about April 1, 2021. Cardtronics may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by Cardtronics with the SEC.

BEFORE MAKING ANY VOTING DECISION, CARDTRONICS’ SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY CARDTRONICS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Cardtronics’ shareholder meetings to approve the proposed transaction, the scheme of arrangement or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in Cardtronics’ proxy statement (including the scheme documentation). Shareholders may obtain a free copy of the proxy statement and other documents Cardtronics files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Cardtronics makes available free of charge on its investor relations website at ir.cardtronics.com copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The proposed transaction will be implemented solely pursuant to the scheme of arrangement, subject to the terms and conditions of the Acquisition Agreement, which contain the full terms and conditions of the proposed transaction.

Participants in the Solicitation

Cardtronics and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Cardtronics’ shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Cardtronics’ directors and executive officers in Cardtronics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021, and its definitive proxy statement for the 2020 annual general meeting of shareholders, which was filed with the SEC on April 1, 2020. To the extent the holdings of Cardtronics’ securities by Cardtronics’ directors and executive officers have changed since the amounts set forth in Cardtronics’ proxy statement for its 2020 annual general meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of Cardtronics’ website at ir.cardtronics.com.

Forward Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. Cardtronics intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act.

Statements that describe or relate to Cardtronics’ plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements include, without limitation, statements regarding Cardtronics’ plans to manage its business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of its customers and employees; the expected impact of the COVID-19 pandemic on Cardtronics’ operating goals and actions to manage these goals; expectations regarding cost and revenue synergies; expectations regarding Cardtronics’ cash flow generation, cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on Cardtronics’ employee base; expectations regarding Cardtronics’ ability to capitalize on market opportunities; Cardtronics’ financial outlook; the effect of the announcement of the proposed transaction on the ability of Cardtronics to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Cardtronics does business, or on Cardtronics operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Cardtronics to implement its plans, forecasts and other expectations with respect to its business after the completion of the proposed transaction and realize expected benefits; business disruption following the proposed transaction; and the potential benefits of an acquisition of Cardtronics.

Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk Factors” of Cardtronics’ Annual Report on Form 10-K filed with the SEC on March 1, 2021, and those factors detailed from time to time in Cardtronics’ other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, there can be no assurance that a transaction with Cardtronics will be agreed to or occur, and if agreed, the terms of any such transaction. Cardtronics does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS PLC

By:	/s/ Gary W. Ferrera
Gary W. Ferrera
Chief Financial Officer
April 27, 2021